UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 4, 2008

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

We previously filed a Current Report on Form 8-K on August 8, 2008, reporting our acquisition of our interest in Conifer Crossing, located in Norcross, Georgia, as described in such Current Report. We are filing this Current Report on Form 8-K/A to provide the financial information required by Item 9.01 of Form 8-K.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Conifer Crossing

(b) Unaudited Pro forma financial information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-9

Pro Forma Consolidated Balance Sheet as of June 30, 2008 (unaudited)	F-10

Pro Forma Consolidated Statement of Operations For the Six Months Ended June 30, 2008 (unaudited)	F-12

Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2007 (unaudited)	F-14

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: October 20, 2008	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Conifer Crossing, a property located at 3383 Holcomb Bridge Road NW, Norcross, Georgia (the “Property”) for the year ended December 31, 2007 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

October 14, 2008

Conifer Crossing

Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2007

	100% Ownership	PRIP 3383, LLC’s 42.5% Ownership Interest
Revenues

Rental income	$3,600,231	$1,530,098
Other revenue	290,865	123,618

Total revenues	3,891,096	1,653,716

Certain operating expenses
Operating expenses	1,425,597	605,879
Real estate taxes	334,331	142,091
Management fees	144,564	61,440

Total of certain operating expenses	1,904,492	809,410

Excess of revenues over certain operating expenses	$1,986,604	$844,306

See accompanying notes to statement of revenues

and certain operating expenses.

Conifer Crossing

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2007

(1)	Organization

Conifer Crossing is an existing 420 unit multifamily community property (the “Property”) which was built in 1981. The Property is located at 3383 Holcomb Bridge Road NW, Norcross, Georgia and is owned by FPA/PRIP Conifer, LLC (“FPA/PRIP”). On August 4, 2008, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP 3383, LLC (“PRIP 3383”), acquired a 42.5% interest in FPA/PRIP. FPA Conifer Investors, LLC owns the remaining 57.5% interest. On August 5, 2008 FPA/PRIP acquired Conifer Crossing.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP 3383’s 42.5% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

Conifer Crossing

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2007

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Mortgage Loan

In connection with the acquisition of the Property, FPA/PRIP refinanced the existing mortgage loan on the Property. The refinanced mortgage loan, in the amount of $28,700,000, is evidenced by a Multifamily Note dated August 5, 2008 executed by Federal Home Loan Mortgage Corporation in favor of Holliday Fenoglio Fowler, L.P. (the “Promissory Note”). The mortgage loan requires interest only payments at a rate of 5.96%, until September 1, 2011, after which principal and interest are payable monthly on a 30-year amortization schedule until the loan’s maturity on September 1, 2015, at which time all remaining principal and interest shall become due and payable. Approximately $27.4 million will be due at maturity. Assuming no event of default occurs before the maturity date, the loan will automatically be extended until September 1, 2016 with an adjustable interest rate based on the Freddie Mac Reference Bill Index. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (1) one percent of the outstanding balance or (2) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. In the event of default, the entire unpaid principal balance, any accrued interest, any prepayment penalty and all other amounts payable under the Promissory Note will be due and payable. The loan is secured by the property pursuant to a Multifamily Deed of Trust, Assignment of Rents and Security Agreement. In addition, the loan is guaranteed by Gregory A. Fowler, but only upon the occurrence of certain limited events. As a condition to the loan, FPA/PRIP is further required to make certain repairs and improvements to Conifer Crossing and to accordingly fund an escrow fund with approximately $6,613,500 for the payment for such repairs and improvements pursuant to a Repair Escrow Agreement dated August 5, 2008.

The loan agreements contain various covenants, which among other things, limits the ability of the borrowers to incur indebtedness, engage in certain business activities, enter into material leases on the Property and transfer their interest in the Property. The loan agreements also contain certain customary events of default, including, without limitation, payment defaults, cross-defaults to certain other agreements with respect to the Property and bankruptcy-related defaults. In the event of default, the loan may be accelerated and all amounts due under the loan will become immediately due and payable.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Conifer Crossing, a property located at 3383 Holcomb Bridge Road NW, Norcross, Georgia (the “Property”) for the six months ended June 30, 2008 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our review.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

October 14, 2008

Conifer Crossing

Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2008

	100% Ownership	PRIP 3383, LLC’s 42.5% Ownership Interest
Revenues

Rental income	$1,833,626	$779,291
Other revenue	149,727	63,634

Total revenues	1,983,353	842,925

Certain operating expenses

Operating expenses	698,671	296,936
Real estate taxes	169,530	72,050
Management fees	73,384	31,188

Total of certain operating expenses	941,585	400,174

Excess of revenues over certain operating expenses	$1,041,768	$442,751

See accompanying notes to statement of revenues

and certain operating expenses.

Conifer Crossing

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2008

(1)	Organization

Conifer Crossing is an existing 420 unit multifamily community property (the “Property”) which was built in 1981. The Property is located at 3383 Holcomb Bridge Road NW, Norcross, Georgia and is owned by FPA/PRIP Conifer, LLC (“FPA/PRIP”). On August 4, 2008, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP 3383, LLC (“PRIP 3383”), acquired a 42.5% interest in FPA/PRIP. FPA Conifer Investors, LLC owns the remaining 57.5% interest. On August 5, 2008 FPA/PRIP acquired Conifer Crossing.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP 3383’s 42.5% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

Conifer Crossing

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months June 30, 2008

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Mortgage Loan

In connection with the acquisition of the Property, FPA/PRIP refinanced the existing mortgage loan on the Property. The refinanced mortgage loan, in the amount of $28,700,000, is evidenced by a Multifamily Note dated August 5, 2008 executed by Federal Home Loan Mortgage Corporation in favor of Holliday Fenoglio Fowler, L.P. (the “Promissory Note”). The mortgage loan requires interest only payments at a rate of 5.96%, until September 1, 2011, after which principal and interest are payable monthly on a 30-year amortization schedule until the loan’s maturity on September 1, 2015, at which time all remaining principal and interest shall become due and payable. Approximately $27.4 million will be due at maturity. Assuming no event of default occurs before the maturity date, the loan will automatically be extended until September 1, 2016 with an adjustable interest rate based on the Freddie Mac Reference Bill Index. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (1) one percent of the outstanding balance or (2) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. In the event of default, the entire unpaid principal balance, any accrued interest, any prepayment penalty and all other amounts payable under the Promissory Note will be due and payable. The loan is secured by the property pursuant to a Multifamily Deed of Trust, Assignment of Rents and Security Agreement. In addition, the loan is guaranteed by Gregory A. Fowler, but only upon the occurrence of certain limited events. As a condition to the loan, FPA/PRIP is further required to make certain repairs and improvements to Conifer Crossing and to accordingly fund an escrow fund with approximately $6,613,500 for the payment for such repairs and improvements pursuant to a Repair Escrow Agreement dated August 5, 2008.

The loan agreements contain various covenants, which among other things, limits the ability of the borrowers to incur indebtedness, engage in certain business activities, enter into material leases on the Property and transfer their interest in the Property. The loan agreements also contain certain customary events of default, including, without limitation, payment defaults, cross-defaults to certain other agreements with respect to the Property and bankruptcy-related defaults. In the event of default, the loan may be accelerated and all amounts due under the loan will become immediately due and payable.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in Paladin REIT’s Form 10-K for the fiscal year ended December 31, 2007 and Paladin REIT’s Form 10-Q for the quarterly period ended June 30, 2008, as filed with the Securities and Exchange Commission.

The following unaudited pro forma consolidated balance sheet as of June 30, 2008 has been prepared to give effect to the acquisition by FPA/PRIP Conifer, LLC (“FPA/PRIP”), a single-purpose limited liability company in which Paladin REIT holds a 42.5% membership interest, of Conifer Crossing located at 3383 Holcomb Bridge Road NW, Norcross, Georgia (“Conifer Crossing”) (the “Conifer Crossing Acquisition”) as if the Conifer Crossing Acquisition occurred on June 30, 2008. The actual acquisition of Conifer Crossing occurred on August 5, 2008. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT and is a consolidated subsidiary of Paladin REIT. The 42.5% membership interest in FPA/PRIP is held by PRIP 3383, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2008 has been prepared to give effect to (1) the acquisition by KC Retreat Associates, LLC (“KC Retreat”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of the Retreat of Shawnee located at 11128 West 76th Terrace, Shawnee, Kansas (“Retreat Apartments”) (the “Retreat Acquisition”), (2) the acquisition of a 49% membership interest in Park Hill Partners I, LLC (“Park Hill”), a single-purpose limited liability company that owns Hilltop Apartments at 8601 Newton Avenue in Kansas City, Missouri (“Hilltop”) (the “Hilltop Acquisition”) and (3) the Conifer Crossing Acquisition, as if the Retreat Acquisition, the Hilltop Acquisition and the Conifer Crossing Acquisition had each occurred on January 1, 2007. The actual acquisition of Retreat Apartments occurred on January 14, 2008, and the actual acquisition of Hilltop occurred on April 7, 2008. The 97% membership interest in KC Retreat is held by PRIP 11128, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 49% membership interest in Park Hill is held by PRIP 6700, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2007 has been prepared to give effect to (1) the acquisition by KC Pinehurst Associates, LLC (“KC Pinehurst”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of Pinehurst Apartment Homes located at 500 NW 63rd Street, Kansas City, Missouri (“Pinehurst Apartment Homes”), (2) the acquisition by KC Pheasant Associates, LLC (“KC Pheasant”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% member interest, of Pheasant Run Apartments located at 1102 NE Independence Avenue, Lee’s Summit, Missouri (“Pheasant Run Apartment”), (3) the Retreat Acquisition, (4) the Hilltop Acquisition and (5) the Conifer Crossing Acquisition (collectively the “Acquisitions”) as if the Acquisitions occurred on January 1, 2007. The actual acquisition of Pinehurst Apartment Homes occurred on September 14, 2007, and the actual acquisition of Pheasant Run Apartments occurred on September 26, 2007. The 97.5% membership interest in KC Pinehurst is held by PRIP 500, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 97.5% membership interest in KC Pheasant is held by PRIP 1102, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisitions been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair market value of the assets and liabilities acquired in connection with the Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2008

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)
		Acquisitions
		Conifer Crossing		Pro Forma Total

Assets
Real estate:

Buildings and improvements	$68,638,537	$17,154,149	(b)	$85,792,686

Land	8,421,578	13,721,349	(b)	22,142,927

Furniture, fixtures and equipment	1,944,146	1,253,855	(b)	3,198,001

In-place leases	1,099,508	—		1,099,508

	80,103,769	32,129,353		112,233,122

Less: Accumulated depreciation and amortization	(3,510,504)	—		(3,510,504)

Total real estate, net	76,593,265	32,129,353		108,722,618

Investment in real estate joint venture	1,638,576	—		1,638,576
Cash and cash equivalents	7,171,437	(4,119,592)	(e) (f)	3,051,845
Restricted cash	1,387,791	6,594,032	(b) (f)	7,981,823
Prepaid expenses and other assets, net	1,261,788	530,346	(b)	1,792,134

Total Assets	$88,052,857	$35,134,139		$123,186,996

Liabilities and Shareholders’ Equity

Mortgages payable	$61,695,887	$28,700,000	(c)	$90,395,887

Due to affiliates	687,933	251,268	(d)	939,201

Unaccepted subscriptions for common shares	109,203	(109,203)	(f)	—

Accrued expenses and other liabilities	1,325,975	102,556	(b)	1,428,531

Dividends payable	326,913	—		326,913

Total liabilities	64,145,911	28,944,621		93,090,532

Minority interest	206,964	6,080,315		6,287,279

Shareholders’ equity:

Preferred shares, $0.01 par value, 100,000,000 shares authorized; none issued or outstanding	—	—		—

Common shares, $0.01 par value, 750,000,000 shares authorized; 3,308,427 shares issued as of June 30, 2008	33,084	109	(f)	33,193

Additional paid-in-capital	29,034,049	109,094	(f)	29,143,143

Treasury shares, at cost—8,647 shares as of June 30, 2008	(80,421)	—		(80,421)

Accumulated deficit and dividends	(5,286,730)	—		(5,286,730)

Total shareholders’ equity	23,699,982	109,203		23,809,185

Total Liabilities and Shareholders’ Equity	$88,052,857	$35,134,139		$123,186,996

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of June 30, 2008 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the six months ended June 30, 2008.
(b)	To record the pro forma effect of the acquisition of Conifer Crossing, assuming that the acquisition had occurred on June 30, 2008.
(c)	Reflects mortgage loan associated with the acquisition of Conifer Crossing, assuming that the acquisition had occurred on June 30, 2008.
(d)	Reflects deferred acquisition fee associated with the acquisition of Conifer Crossing, assuming that the acquisition had occurred on June 30, 2008.
(e)	Reflects the net change in cash available and contributed to Paladin OP for the acquisition of Conifer Crossing, assuming that the acquisition had occurred on June 30, 2008.
(f)	Proceeds from sales of common shares after June 30, 2008 for unaccepted subscriptions held in escrow as of June 30, 2008.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Acquisitions
		Retreat Apartments		Hilltop Apartments		Conifer Crossing		Pro Forma Total
Revenues

Rental income	$4,421,942	$83,736	(b)	$167,997	(e)	$1,833,626	(h)	$6,507,301
Other income	408,947	8,949	(b)	17,998	(e)	149,727	(h)	585,621
Interest income	56,089	—		—		—		56,089

Total Revenues	4,886,978	92,685		185,995		1,983,353		7,149,011

Expenses

Property operating expenses	1,702,548	33,270	(b)	67,117	(e)	656,098	(h)	2,459,033
Real property taxes	355,028	7,044	(b)	13,863	(e)	169,530	(h)	545,465
General and administrative expenses	755,906	7,979	(b)	15,138	(e)	141,084	(h)	920,107
Interest expense, including amortization of deferred financing costs	1,783,669	29,896	(c)	67,607	(f)	877,735	(i)	2,758,907
Depreciation and amortization expense	1,210,537	24,631	(b)	54,633	(e)	370,446	(h)	1,660,247

Total Expenses	5,807,688	102,820		218,358		2,214,893		8,343,759

Loss before equity in earnings and minority interest	(920,710)	(10,135)		(32,363)		(231,540)		(1,194,748)

Equity in income from real estate joint venture	42,611	—		—		—		42,611
Minority interest	23,613	61	(d)	195	(g)	119,303	(j)	143,172

Net loss	$(854,486)	$(10,074)		$(32,168)		$(112,237)		$(1,008,965)

Net loss per common share
Basic	$(0.29)							$(0.34)

Diluted	$(0.29)							$(0.34)

Weighted average number of common shares outstanding
Basic	2,935,885							2,946,805

Diluted	2,935,885							2,946,805

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of June 30, 2008 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the six months ended June 30, 2008.
(b)	Pro forma results of Retreat Apartments, assuming the acquisition of Retreat Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $1,425. Retreat Apartments was acquired on January 14, 2008.
(c)	Interest expense on Retreat Apartments mortgage payable of $13,600,000 at 5.58% per annum plus amortization of deferred financing costs of $384.
(d)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Retreat Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(e)	Pro forma results of Hilltop Apartments, assuming the acquisition of Hilltop Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $3,150. Hilltop Apartments was acquired on April 7, 2008.
(f)	Interest expense on Hilltop Apartments mortgage payable of $4,250,000 at 5.81% per annum plus amortization of deferred financing costs of $1,761.
(g)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 51.0% ownership of Hilltop Apartments by JTL Properties, LLC, an unaffiliated third party.
(h)	Pro forma results of Conifer Crossing, assuming the acquisition of Conifer Crossing had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $25,127. Conifer Crossing was acquired on August 5, 2008.
(i)	Interest expense on Conifer Crossing mortgage payable of $28,700,000 at 5.96% per annum plus amortization of deferred financing costs of $17,724.
(j)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 57.5% ownership of Conifer Crossing by FPA Conifer Investors, LLC, an unaffiliated third party.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiaries Historical (a)	Acquisitions
		Pinehurst Apartment Homes			Pheasant Run Apartments			Retreat Apartments			Hilltop Apartments			Conifer Crossing			Pro Forma Total
Revenues

Rental income	$5,072,207	$651,304	(b	)	$803,144	(e	)	$2,009,663	(h	)	$638,739	(k	)	$3,600,231	(n	)	$12,775,288

Other income	416,793	49,805	(b	)	70,707	(e	)	214,779	(h	)	68,431	(k	)	290,865	(n	)	1,111,380

Interest income	106,622	—			—			—			—			—			106,622

Total Revenues	5,595,622	701,109			873,851			2,224,442			707,170			3,891,096			13,993,290

Expenses

Property operating expenses	1,732,394	230,068	(b	)	239,809	(e	)	798,469	(h	)	255,183	(k	)	1,336,744	(n	)	4,592,667

Real property taxes	419,129	40,053	(b	)	45,989	(e	)	169,049	(h	)	52,707	(k	)	334,331	(n	)	1,061,258
General and administrative expenses	1,036,478	98,363	(b	)	119,848	(e	)	191,490	(h	)	58,179	(k	)	283,671	(n	)	1,788,029
Interest expense, including amortization of deferred financing costs	2,357,226	194,058	(c	)	282,325	(f	)	778,624	(i	)	257,050	(l	)	1,769,724	(o	)	5,639,007
Depreciation and amortization expense	1,678,196	231,975	(b	)	301,253	(e	)	591,132	(h	)	207,720	(k	)	740,892	(n	)	3,751,168

Total Expenses	7,223,423	794,517			989,224			2,528,764			830,839			4,465,362			16,832,129

Loss before equity in earnings and minority interest	(1,627,801)	(93,408)			(115,373)			(304,322)			(123,669)			(574,266)			(2,838,839)

Equity in income from real estate joint venture	83,896	—			—			—			—			—			83,896

Minority interest	219,437	20,431	(d	)	2,858	(g	)	1,835	(j	)	746	(m	)	302,787	(p	)	548,094

Net loss	$(1,324,468)	$(72,977)			$(112,515)			$(302,487)			$(122,923)			$(271,479)			$(2,206,849)

Net loss per common share

Basic	$(0.75)																$(1.25)

Diluted	$(0.75)																$(1.25)

Weighted average number of common shares outstanding

Basic	1,758,564																1,769,484

Diluted	1,758,564																1,769,484

(a)	Historical financial information is derived from the audited consolidated financial statements of Paladin REIT for the year ended December 31, 2007 which are included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2007.

(b)	Pro forma results of Pinehurst Apartment Homes, assuming the acquisition of Pinehurst Apartment Homes had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $21,699. Pinehurst Apartment Homes was acquired on September 14, 2007.
(c)	Interest expense on Pinehurst Apartment Homes mortgage payable of $4,795,763 at 5.58% per annum plus amortization of deferred financing costs of $3,636.
(d)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pinehurst Apartment Homes by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(e)	Pro forma results of Pheasant Run Apartments, assuming the acquisition of Pheasant Run Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $23,778. Pheasant Run Apartments was acquired on September 26, 2007.
(f)	Interest expense on Pheasant Run Apartments mortgage payable of $6,250,000 at 5.95% per annum plus amortization of deferred financing costs of $4,439.
(g)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pheasant Run Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(h)	Pro forma results of Retreat Apartments, assuming the acquisition of Retreat Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $34,200. Retreat Apartments was acquired on January 14, 2008.
(i)	Interest expense on Retreat Apartments mortgage payable of $13,600,000 at 5.58% per annum plus amortization of deferred financing costs of $9,204.
(j)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Retreat Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
(k)	Pro forma results of Hilltop Apartments, assuming the acquisition of Hilltop Apartments had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $12,600. Hilltop Apartments was acquired on April 7, 2008.
(l)	Interest expense on Hilltop Apartments mortgage payable of $4,250,000 at 5.81% per annum plus amortization of deferred financing costs of $6,696.
(m)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 51.0% ownership of Hilltop Apartments by JTL Properties, LLC, an unaffiliated third party.
(n)	Pro forma results of Conifer Crossing, assuming the acquisition of Conifer Crossing had occurred on January 1, 2007. General and administrative expenses includes Paladin REIT’s asset management fees of $50,254. Conifer Crossing was acquired on August 5, 2008.
(o)	Interest expense on Conifer Crossing mortgage payable of $28,700,000 at 5.96% per annum plus amortization of deferred financing costs of $35,448.
(p)	Minority interest is adjusted to reflect pro forma ownership of 0.6% of Paladin OP by Paladin Realty Advisors, LLC and the 57.5% ownership of Conifer Crossing by FPA Conifer Investors, LLC, an unaffiliated third party.